EXHIBIT 99.1


THIS SHARE PURCHASE AGREEMENT is made the 2nd day of July 2001.

AMOUNG:

        NEW MILLENIUM DEVELOPMENT GROUP
        -------------------------------
        of 723 South Casino Blvd
        2nd Floor
        Las Vegas, Nevada 89101-6716
                                                               (the "Purchaser")

AND:
        NEW MILLENIUM DEVELOPMENT GROUP
        -------------------------------
        224 Datura St,Suite 1209,
        West Palm Beach, Florida, 33401                      (the "company")


 AND:   ICE
        ---
        8554 122nd NE, #257
        Kirkland, Washington        98033                    (the "company")


     A. The Vendors are the legal and beneficial owners of 25,071,580 company shares (the "Company Shares"); and

     B. The Vendors have agreed to sell all of their right, title and interest in and to the Company Shares free and clear of all liens, charges and encumbrances on the terms and conditions set forth in this agreement to the Purchaser in consideration for 25,071,580 shares of the Purchaser.

NOW THEREFORE WITNESSETH that in consideration of the premises and of the mutual covenants and agreements set forth herein, the parties hereto covenant and agree as follows:



                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION
                         ------------------------------

Definitions
-----------

1.01 In this Agreement, including the recitals hereto, the following words and phrases shall have the following meanings:

         (a) "Closing," means the completion of the transactions contemplated by this Agreement;

         (b) "Completion Date" means............. or such other date as in writing, the parties may agree upon;

         (c) "Company Shares" means.............. free trading common shares of the Company owned by the Vendors;

         (d) "Financial Statements" means the audited financial statements of the Company prepared as at .............. which are attached to this
         Agreement as Schedule "A";

         (e) "Person" includes a firm, corporation or other entity; and

         (f) "Purchaser's Shares" means...........25,071,580 common shares of the Purchaser issuable to the Vendors in consideration for the Company Shares.

         (g) The parties contemplate and intend this transaction to qualify as a tax-free reorganization under Internal Revenue Code ss. 368 (a)(1)(B).

Captions and Section Numbers
----------------------------

1.02 The headings and section references in this agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Extended Meanings
-----------------

1.03 The words "hereof", "herein", hereunder" and similar expressions used in any clause, paragraph or section of this Agreement shall relate to the whole of this Agreement and not to that clause, paragraph or section only, unless otherwise expressly provided.

Number and Gender
-----------------

1.04 Whenever the singular or masculine or neuter is used in this Agreement, the same shall be construed to mean the plural or feminine or body corporate where the context of this Agreement or the parties hereto so require.

Section References
------------------

1.05 Any reference to a particular "article", "section", "subsection" or other subdivision is to the particular article, section or other subdivision of this Agreement.

Governing Law
-------------

1.06 This Agreement and all matters arising hereunder shall be governed by, construed and enforced in accordance with the laws of the state of Nevada and all disputes arising under this Agreement shall be referred to the Courts of the State of Nevada.

Currency
--------

1.07 All sums of money to be paid or calculated pursuant to this Agreement shall be paid or calculated in currency of the United States unless otherwise expressly stated.

Schedules
---------

1.08 The schedules attached hereto are hereby incorporated into this Agreement and form a part hereof. All terms defined in this Agreement shall have the same meaning in such schedules. The schedules to this Agreement are as follows:

         Schedule "A" - Financial Statements
         Schedule "B" - The Vendors and Allocation of Purchaser's Shares

                                    ARTICLE 2
                           PURCHASE AND SALE OF SHARES
                           ---------------------------

Purchase and Sale
-----------------

2.01 Upon the terms and conditions of this Agreement, at the Closing the Vendors will sell the Company Shares free and clear of all liens, charges and encumbrances to the Purchaser in consideration for the Purchaser's Shares.

Purchase Price
--------------

2.02 The purchase price payable by the Purchaser to the Vendors for the Company Shares are 25,071,580 common shares of the Purchaser with a par value of $0.001 per share (the "Purchase Price"). The Purchase Price shall be paid to the Vendors at Closing by the Purchaser's delivery of share certificates representing the Purchaser's Shares allocated to the Vendors as set out in Schedule "C".

Share Structure
---------------

2.03 The share structure of the Purchaser before and after the Purchaser's acquisition of the Company, is as follow: Issued share capital of the Purchaser prior to acquisition of the Company: 9,295,000 shares
         Number of shares of the Purchaser issuable on acquisition of the Company 25,071,580 shares
         Number of free trading shares of the Purchaser following acquisition of the Company: 7,295,000 shares
         Number of restricted shares of the Purchaser following acquisition of the Company: 27,071,580 shares
         Total issued and outstanding shares of the Purchaser following completion of all financings and the acquisition of the Company:
         34,366,580 shares



                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                         OF THE VENDORS AND THE COMPANY
                         ------------------------------


Representations and Warranties
------------------------------


3.01 The Vendors and the Company jointly and severally represent and warrant to the Purchaser, with the intent that the Purchaser will rely thereon in entering into this Agreement and in concluding the transactions contemplated hereby, that:

         (a) the Company is duly incorporated, validly exists, is in good standing with respect to the filing of annual returns under the laws of Florida, has the necessary corporate power, authority and capacity to own its property and assets and to carry on its business as presently conducted and is duly licensed to carry on business in all jurisdictions in which it presently carries on business;

         (b) the Company is not a "reporting company" or a "reporting issuer" under the laws of Canada or any Canadian province;

         (c) the Company owns and possesses and has good and marketable title to all of its properties and Asset, both real and personal, including those properties and assets described in the Financial Statements or acquired since the date of the Financial Statements, free and clear of all liens, charges and encumbrances;

         (d) none of the Company's properties or assets are in the possession of or under the control of any other Person;

         (e) the Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the Company's prior fiscal periods. The Financial Statements present fairly the financial position of the Company as at the date thereof and fairly state the Company's income and deficit for the period covered thereby;

         (f) except to the extent reflected or reserved against in the Financial Statements or incurred subsequent to the date thereof in the ordinary and usual course of the business of the Company not exceeding $10,000, in the aggregate, the Company does not have any outstanding indebtedness or any liabilities or obligations (whether accrued, contingent or otherwise);

         (g) since the date of the balance sheet included in the Financial Statements there has not been:

             (i) any changes in the condition or operations of the business, assets or financial position of the Company which are, individually or in the aggregate, materially adverse; or

             (ii) any damage, destruction or loss or other event, development or condition, or any character (whether or not covered by insurance) which is not generally known or which has not been disclosed to the Purchaser, which has or may materially and adversely affect the business, assets, properties or future prospects of the Company;

         (h) all material financial transactions of the Company have been accurately recorded in the books and records of the Company and such books and records fairly present the financial position and the corporate affairs of the Company;

         (i)  since the date of the Financial Statements, the Company has not:

             (i) transferred, assigned, sold or otherwise disposed of any of the assets shown in the Financial Statements or cancelled any debts or claims except in each case in the ordinary and usual course of business;

             (ii) incurred or assumed any obligation or liability (fixed or contingent), except unsecured current obligations and liabilities incurred in the ordinary and normal course of business exceeding $10,000 in the aggregate;

             (iii) declared or made, or committed itself to make, any payment of any dividend or other distribution in respect of any of its shares or purchased or redeemed any of its shares or split, consolidated or reclassified any of its shares;

             (iv) suffered any operating loss or any material extraordinary loss or entered into any material commitment or transaction not in the ordinary and usual course of business;

             (v) waived or surrendered any right of substantial value;

             (vi) made any gift of money or of any property or assets to any Person;

             (vii) amended or changed or taken any action to amend or change its memorandum or articles;

             (viii) increased or agreed to increase the pay of, or paid or agreed to pay any pension, bonus, share of profits or other similar benefit of, any director, employee or officer or former director, employee or officer of the Company;

             (ix) made payments of any kind to or on behalf of the Vendors or any affiliate or associate of the Vendors or under any management agreement with the Company save and except business related expenses and salaries in the ordinary course of business and at the regular rates payable to them;

             (x) mortgaged, pledged, subjected to lien, granted a security interest in or otherwise encumbered any of its assets or property, whether tangible or intangible; or

             (xi) authorized or agreed or otherwise have become committed to do any of the foregoing;

         (j) save and except as disclosed in writing to the Purchaser, the accounts receivable shown in the Financial Statements or acquired subsequent to the date thereof by the Company have been recorded by the Company in accordance with its usual accounting practices. The reserve taken for doubtful or bad accounts is adequate based on past experience of the Company and is consistent with the accounting procedures used by the Company in previous fiscal periods. There is nothing, which would indicate that such reserve is not adequate or that a higher reserve should be taken;

         (k) the Company does not own or possess any assets other than the assets described in the Financial Statements;

         (l) the Company is not party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, judgment or decree which would be violated or breached by, or under which default would occur or which could be terminated, cancelled or accelerated, in whole or in part, as a result of the execution and delivery of this Agreement or the consummation of any of the transactions provided for herein;

         (m) there is not any suit, action, litigation, arbitration proceeding or governmental proceeding, including appeals and applications for review, in progress, pending or threatened against, or relating to the Company or affecting its assets, properties or business which might materially and adversely affect the assets, properties, business, future prospects or financial condition of the Company, and there is not presently outstanding against the Company any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator;

         (n) to the best of the knowledge of the Vendors, the Company has kept the records required to be kept by the laws of Florida and any other applicable corporate legislation and such records are complete and accurate and contain all minutes of all meetings of directors and members of the Company;

         (o) the Company holds all permits, licenses, consents and authorities issued by any government or governmental authority, or any municipal, regional or other authority, or any subdivision thereof, including, without limitation, any governmental department, commission, bureau, board or administrative agency, which are necessary or desirable in connection with the conduct and operation of the Company's business and the ownership or leasing of its assets and the conduct and operation of the Company's business as the same are now owned, leased, conducted or operated and is not in breach of or in default under any term or condition of any thereof;

         (p)  the Company:

             (i) has filed in a timely manner all federal and state income tax returns and election forms and tax returns of any other jurisdiction required to be filed and all such returns and forms have been completed accurately and correctly in all respects;

             (ii) has paid all taxes (including all federal, provincial, state, local and property taxes, assessments or other imposts in respect of its income, business, assets or property) and all interest and penalties thereon with respect to the Company, for all previous years and all required installment payments due for the current fiscal year have been paid;

             (iii) has provided adequate reserves for all taxes for the periods covered by, and such reserves are reflected in, the Financial Statements; and there is no agreement, waiver or other arrangement providing for an extension of time with respect to the filing of any tax return, or payment of any tax, governmental charge or deficiency by the Company nor is there any action, suit, proceeding, investigation or claim now threatened or pending against the Company in respect of, or discussion underway with any governmental authority relating to, any such tax or governmental charge or deficiency;

         (q)  the Company has not:

             (i) disposed of anything to a Person with whom it was not dealing at arm's length for proceeds less than the fair market value thereof; or

             (ii) discontinued carrying on any business in respect of which non-capital losses were incurred, and any non-capital losses, which the Company has, are not losses from property or business investment losses;

         (r) the financial statements and schedules attached to the corporate income tax returns as filed by the Company for each of its taxation years reflect and disclose all transactions to which the Company was party as required by the Income Tax Act or other applicable revenue laws and all of the transactions to which the Company was or is a party are reflected or disclosed in such financial statements and schedules and the corporate income tax returns;

         (s) the authorized capital of New Millennium Florida consists of 15,271,580 common shares without par value, of which 15,271,580 common shares are issued and outstanding as fully paid and non-assessable and the authorized capital of ICE, Seattle consists of 9,800,000 common shares without par value.of which 9,800,000 common shares are issued and outstanding as fully paid and non-assessable .

         (t) the Vendors are the registered holders and beneficial owners of and have good marketable title to the Company Shares, free and clear of all liens, charges and encumbrances whatsoever;

         (u) the Company Shares have been duly and validly allotted and issued and are outstanding as fully paid and non-assessable shares in the capital of the Company;

         (v) the Vendors have good and sufficient right and authority to enter into this Agreement on the terms and conditions herein contained and to transfer the legal and beneficial title to the Company Shares to the Purchaser.

         (w) this Agreement constitutes a valid, binding and enforceable obligation of the Vendors. On Closing, the Vendors will not be a party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by or under which any default would occur as a result of the execution and delivery by the Vendors of this Agreement or the performance by the Vendors of any of the terms hereof;

         (x) at Closing the Company will not be indebted to the Vendors or any employees of the Company or any affiliate or associate of the Vendors, on any account whatsoever (except as stated in Schedule "B");

         (y)  the bank accounts of the Company are located at

         (z) each of the Vendors holds the Company Shares as principal, is not acting as nominee, agent, trustee, executor, administrator or other legal representative of any person who has a direct beneficial interest in those securities.

Survival
--------

3.02 The representations and warranties contained in section 3.01 shall survive the completion of the transactions contemplated by the Agreement and shall continue in full force and effect for the benefit of the Purchaser thereafter, notwithstanding any independent enquiry or investigation by the Purchaser.

Indemnity
---------

3.03 The Vendors convenant to indemnify and hold harmless the Purchaser from and against any loss, claims, damages, liability, expenses and costs, including any payment made in good faith in settlement of any claim or potential claim, arising from any of the representations and warranties set forth in section 3.01 being incorrect or breached.


                                    ARTICLE 4
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
                 -----------------------------------------------

4.01 The Purchaser represents and warrants to the Vendors and the Company, with the intent that the Vendors and the Company will rely thereon in entering into this Agreement and in concluding the transactions contemplated hereby, that to the best of their knowledge, information and belief:

         (a) the Purchaser was duly incorporated in the state of Nevada on February 19, 1997. The Purchaser is a valid and subsisting corporation in good standing under the laws of Nevada, has the necessary corporate power, authority and capacity to own its property and assets and to carry on its business as presently conducted and is duly licensed to carry on business in all jurisdictions in which it presently carries on business;

         (b) the Purchaser is a "reporting company" under the Securities Exchange Act and its shares have been approved for trading through an authorized "Market Maker" on the NASD:OTC Electronic Bulletin Board;

         (c) the Purchaser's Financial Statements have been prepared in accordance with generally accepted accounting principles of the United States of America (U.S. GAP) applied on a basis consistent with the Purchaser's prior fiscal periods. The Purchaser's Financial Statements present fairly the financial position of the Purchaser as at the date thereof and fairly state the Purchaser's income and deficit for the period covered thereby.

         (d) the authorized capital of the Purchaser consists of 50 million shares of common stock with a par value of $0.001 per share, of which 9,295,000 common shares are issued and outstanding as fully paid and non-assessable.

         (e) the Company has approved private placement of 1,000,000 shares of its common stock, $0.001 par value,

         (f) the Company has approved the issuance of Warrants to purchase 1,000,000 shares of its common stock, $0.001 par value, exercisable at $1.00 per share .The Warrant holders are listed in attached Schedule "C".

         (g) the Purchaser's shares have been duly and validly allotted and issued and are outstanding as a fully paid and non-assessable shares in the capital of the Purchaser'

         (h) the Purchaser has good and sufficient right and authority to enter into this Agreement on the terms and conditions herein contained;

         (i) this Agreement constitutes a valid, binding and enforceable obligation of the Purchaser. On Closing, the Purchaser will not be a party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by or under which any default would occur as a result of the execution and delivery by the Purchaser of this Agreement or the performance by the Purchaser of any of the terms hereof.

         (j) at Closing, the Purchaser will not be indebted to any party;

         (k) the Purchaser currently has a bank account at the HSBC,885 West Georgia B.C, Canada

         (l) the current directors and officers of the Purchaser are:

         Ian Stuart; President, Secretary and Treasurer and Director Riz Alikhan; Chief Executive Officer and Director

         (m) the Purchaser has filed all forms, reports, statements and other documents required to be filed with:

             (i) the Securities and Exchange Commission (the "SEC") including:

                  (A)  all Annual Reports on Form 10-K;

                  (B)  all Quarterly Reports on Form 10-Q;

                  (C) all proxy, information or consent solicitation statements relating to meetings of stockholders or consents in lieu thereof (whether annual or special);

                  (D)  all Current Reports on Form 8-K.

Survival
--------

4.02 The representations and warranties contained in section 4.01 shall survive the completion of the transactions contemplated by this Agreement and shall continue in full force and effect for the benefit of the Company and the Vendors thereafter, notwithstanding any independent enquiry or investigation by such parties.

Indemnity
---------

4.03 The Purchaser covenants to indemnify and hold harmless the Company and the Vendors from and against any loss, claims, damages, liability, expenses and cost, including any payment made in good faith in settlement of any claim or potential claim, arising from any of the representations and warranties set forth in section 4.01 being incorrect or breached.


                                    ARTICLE 5
                       CONDITIONS PRECEDENT TO COMPLETION
                       ----------------------------------

Conditions Precedent to Obligation of the Purchaser
---------------------------------------------------

5.01 The obligation of the Purchaser to carry out the terms and conditions of this Agreement is subject to and conditional upon the fulfillment, on or before the Completion Date of the following conditions;

         (a) the representations and warranties of the Vendors and the Company set out in Article 3 shall be true and correct at and as of the Completion Date as if such representations and warranties were made at and as of the Completion Date;

         (b) the Vendors shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by the Vendors on or before the Completion Date; and

5.02 the obligation of the Purchaser to carry out the terms and conditions of this Agreement is subject to and conditional upon the fulfillment, on or before June 12th,2001of completion of a due diligence review of the Company satisfactory to the Purchaser.

5.03 The conditions described in section 5.01 and 5.02 are conditions only to the Purchaser being required to complete the transactions contemplated by this Agreement and are not conditions to the existence of a binding agreement. If the conditions described in section 5.01 and
         5.02 have not been satisfied or waived at or prior to the Completion Date, the Purchaser may elect not to complete.

5.04 All of the conditions precedent set out in section 5.01 and 5.02 are for the sole and exclusive benefit of the Purchaser and may be waived, in whole or in part, by notice in writing to the Vendors. Subject to section 7.02, all such conditions precedent shall merge in the closing documents on Closing.

Conditions Precedent to Obligation of the Vendors
-------------------------------------------------

5.05 The obligation of the Vendors to carry out the terms and conditions of this Agreement is subject to and conditional upon the fulfillment, on or before the Completion Date of the Purchaser having performed and complied with agreements, covenants and conditions required by this Agreement to be performed or complied with by the Purchaser on or before the Completion Date.

5.06 the conditions described in section 5.05 are conditions only to the Vendors being required to complete the transactions contemplated by this Agreement and are not conditions to the existence of a binding agreement. If such conditions have not been satisfied or waived at or prior to the Completion Date, the Vendors may elect not to complete.

5.07 the conditions precedent set out in section 5.05 are for the sole and exclusive benefit of the Vendors and may be waived, in whole or in part, by notice in writing to the Purchaser. Subject to section 7.02, all such conditions precedent shall merge in the closing documents on Closing.

5.08     the Vendors covenant and agree as follows:

         (a) to vote in favor of all resolutions placed before shareholders of the Company, which are contemplated hereunder;

         (b) to provide full access to the books, records and property of the Company and to cooperate and provide assistance to the Purchaser in connection with all filings with and approvals required as a result of the transactions contemplated hereunder; and

         (c) not to do or cause to be done anything outside the ordinary course of business of the Company and to not purchase any assets or properties, which collectively exceed a value of $10,000.

5.09 the Purchaser covenants and agrees to maintain confidentiality with respect to the business and affairs of the Company resulting from the review by the Purchaser of the books and records of the Company.


                                    ARTICLE 6
                                     CLOSING
                                     -------

Time and Place of Closing
-------------------------

6.01 the purchase and sale of the Company Shares and the other transactions contemplated by this Agreement shall be completed at 10:00 a.m. (local time in Vancouver, British Columbia) on the Completion Date at the offices of Gerald R. Tuskey, Personal Law Corporation or at such other time and place as may be agreed to by the parties.

Closing Documents
-----------------

6.02 at the Closing, the Vendors shall deliver to the Purchaser the following:

         (a) share certificates representing the Company Shares duly endorsed for transfer to the Purchaser;

         (b) the corporate minute book and all other books and corporate and financial records of the Company; and

         (c) the common seal of the Company; and

         (d) such other documents and instruments that may be necessary to complete the transactions contemplated hereunder.

6.03 At the Closing, the Purchaser shall deliver or cause to be delivered to the Vendors the Purchase Price for the Company Shares in accordance with section 2.01 and such other documents and instruments that may be necessary to complete the transactions contemplated hereunder.


                                    ARTICLE 7
                               GENERAL PROVISIONS
                               ------------------

Notices
-------

All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, faxed or mailed postage prepaid addressed as follows:

To the Company:
                  NEW MILLENIUM DEVELOPMENT GROUP
                  -------------------------------
                  of 723 South Casino Blvd
                  2nd Floor
                  Las Vegas, Nevada 89101-6716
                  Facsimile:  (250) 862-2533


To the Vendors:

                  NEW MILLENIUM DEVELOPMENT GROUP(PRIVATE COMPANY)
                  ------------------------------------------------
                  Of 224 Datura St, Suite 1209,
                  West Palm Beach,  Florida 33401
                  Facsimile: 561-832-4313

  And             ICE
                  ---
                  of 8554 122nd NE, #257
                  Kirkland, Washington       98033
                  Facsimile: 425-885-7441


         Or to such other address as may be given in writing by the parties and shall be deemed to have been received, if delivered by hand, on the date of delivery, if faxed to the facsimile numbers set out above, on the business day next following the date of transmission and if mailed as aforesaid to the addresses set out above then on the fifth business day following the posting thereof provided that if there shall be between he time of mailing and the actual receipt of the notice a mail strike, slowdown or other labor dispute which might affect the delivery of the notice by the mails, then the notice shall only be effective if actually delivered or faxed to the facsimile number set out above.

Non-Merger
----------

7.02 Notwithstanding the completion of the transactions contemplated by this Agreement, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation, warranty, covenant or agreement) or any investigation made by the Purchase or the Vendors, the representations, warranties, covenants and agreements of the parties set forth herein shall survive the Completion Date and will remain in full force and effect and shall not be extinguished or merged in any way by the delivery or recording of any deed or any other instrument relating to the Share or the Company or the completion of the transactions contemplated by this Agreement.

Time of Essence
---------------

7.03 Time is hereby expressly made of the essence of this Agreement with respect to the performance by the parties of their respective obligations under this Agreement. Parties agree to raise $50,000 on signing of agreement for immediate needs, an additional $100,000 by July 15th 2001 and $2,000,000 September 15th 2001. In the event such funds are not raised in above specified times see 7.09 Right of Rescission.

Binding Effect
--------------

7.04 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

Entire Agreement
----------------

7.05 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous expectations, understandings, communications, representations and agreements whether verbal or written between the parties with respect to the subject matter hereof.

Further Assurances
------------------

7.06 Each of the parties hereto hereby covenants and agrees to execute such further and other documents and instruments and do such further and other things as may be necessary or desirable to implement and carry out the intent of this Agreement.

Amendments
----------

7.07 No amendment to this Agreement shall be valid unless it is evidenced by a written agreement executed by all the parties hereto.

Counterparts
------------

7.08     This Agreement may be executed in counterpart and/or by facsimile.

7.09 Right of Rescission. The Parties shall have the right to rescind this agreement in the event parties do not raise $2. Million to make available to NMDG/ICE to carry out the proposed business plan of ICE within 90 days after Closing date of this share exchange. In such event, the Escrow Agent shall return any and all shares held in Escrow to the respective parties.

7.10     Mutual Understanding

         Persons instrumental in the transition of ICE either through investment or services rendered not mentioned in this agreement shall be compensated through various stock allocations and opportunities. Such stock and opportunities to be allocated through the Board of Directors at future meetings. The stock allocated is to be fair and distributed in a way not harmful NMDG /ICE.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day and year first above written.


THE COMMON SEAL OF                                   )
NEW MILLENIUM DEVELOPMENT GROUP             )
Was hereunto affixed in the presence of:    )
                                                     )
                                                     ) C/S
                                                     )
                                                     )
---------------------------------           )
Authorized Signatory                                 )





THE COMMON SEAL OF                                   )
NEW MILLENIUM DEVELOPMENT GROUP(PRIVATE COMPANY)
Was hereunto affixed in the presence of:    )
                                                     )
                                                     ) C/S
                                                     )
                                                     )
--------------------------------            )
Authorized Signatory                                 )



THE COMMON SEAL                             )
ICE                                                  )
Was hereunto affixed in the presence of:    )



------------------------------------        )
Authorized Signatory